UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2009

DivX, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33029	33-0921758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4780 Eastgate Mall San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 882-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 19, 2009, the Company announced revised earnings guidance for the quarter ending September 30, 2009. A copy of the press release is included herewith as Exhibit 99.1.

Item 8.01 Other Events

On August 18, 2009, the Company and Yahoo! Inc. entered into a Settlement Agreement and Mutual Release with respect to the parties’ litigation surrounding their two-year License and Distribution Agreement entered into by the parties in September 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release of DivX, Inc. dated August 19, 2009.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVX, INC.

Dated: August 19, 2009	By:	/s/ Dan L. Halvorson
	Name:	Dan L. Halvorson
	Title:	Executive Vice President and Chief Financial Officer

3.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release of DivX, Inc. dated August 19, 2009.

4.